Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim Putnam High Yield Bond Portfolio

(the “Portfolio”)

Supplement dated August 26, 2011 to the Prospectus for the Fund, dated July 20, 2011

The section labeled “Maxim Putnam High Yield Bond Portfolio” beginning on page 19 of the Prospectus is replaced with the following:

Investment Objective

The Portfolio seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 119.90% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

High Yield Securities Risk – High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Interest Rate Risk – The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk – An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Convertible Securities Risk – Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk – Preferred stocks are subject to interest rate risk and credit risk.

Sector Risk – Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk – Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk – The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk – High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk – A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Five Years	Since Inception (5/01/2003)
Initial Class	13.80%	5.12%	6.05%
Class L*	13.80%	5.12%	6.05%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	14.86%	8.87%	9.29%

*Class L shares are new and had not commenced operations as of the date of this Prospectus. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s Initial Class shares and has not been adjusted to reflect the expenses of the Class L shares. Initial Class and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Paul D. Scanlon, CFA	Co-Head of Fixed Income - Team Leader, High Yield Portfolio Manager	2009
Norman Boucher	Portfolio Manager	2009
Robert Salvin	Portfolio Manager	2009

The first paragraph of the section labeled “Maxim Putnam High Yield Bond Portfolio” on page 308 of the Prospectus is replaced with the following:

“The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.”

The section labeled “Share Classes” on page 382 of the Prospectus is replaced with the following:

“The Maxim Lifetime Portfolios have three classes of shares, Class T, Class T1 and Class L. Each class is identical except that Class T1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below. The SecureFoundation Portfolios have three classes of shares, Class G, Class G1 and Class L. Each class is identical except that the G1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below. The remaining Portfolios, except the Maxim Money Market Portfolio, offer two classes of shares – Initial Class and Class L. Each class is identical except that L shares have a distribution or “Rule 12-1” plan which is described below. The Maxim Money Market Portfolio offers only one class of shares.”

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated July 20, 2011.

Please keep this Supplement for future reference.